UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2013

Commission file number 001-11625

Pentair Ltd.

(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

Freier Platz 10, CH-8200 Schaffhausen, Switzerland

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Pentair Ltd. (the “Company”) approved an amended and restated version of the Pentair Ltd. 2012 Stock and Incentive Plan (the “Plan”). The amendments reflected in the amended and restated Plan provide that, if an employee’s employment is involuntarily terminated for a reason other than “cause” (as defined in the Plan), death or “disability” (as defined in the Plan), or if an employee who is a Board-appointed corporate officer voluntarily terminates employment for “good reason” (as defined in the Plan), then the employee’s outstanding awards under the Plan will be eligible for continued or accelerated vesting as described below. A termination of employment under these circumstances is referred to in the amendments to the Plan as a “covered termination.” For a Board-appointed corporate officer’s termination to be considered a covered termination, the officer must execute a general release in a form and manner determined by the Company.

Upon a covered termination, the Plan as amended and restated provides that awards held by a Board-appointed corporate officer will be treated as follows:

•	Stock options will remain outstanding, and will continue to vest in accordance with their terms as if the employee had remained in employment, until the earlier of the expiration date of the stock option and the fifth anniversary of the covered termination;

•	Restricted stock and restricted stock units (that are not performance awards or for which any performance goals have been satisfied) will vest in full; and

•	Performance awards, including restricted stock and restricted stock units that have performance-based vesting, will be paid following the end of the performance period based on achievement of the performance goals established for the awards as if the employee had not experienced a covered termination.

The amendments to the Plan reflected in the amendment and restatement apply to currently outstanding awards as well as to future awards. The foregoing description of the amendments is intended as a summary only and is qualified in its entirety by the Plan as amended, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On September 30, 2013, the Committee also approved a modified form of Executive Officer Restricted Stock Units Grant Agreement that it intends to use for future awards of restricted stock units to executive officers under the Plan. The form award agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Shell Company Transactions

Not applicable.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit	Document

10.1	Pentair Ltd. 2012 Stock and Incentive Plan, as amended and restated

10.2	Form of Executive Officer Restricted Stock Units Grant Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 1, 2013.

PENTAIR LTD.
Registrant

By:	/s/Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR LTD.

Exhibit Index to Current Report on Form 8-K

Dated September 30, 2013

Exhibit Number	Description

10.1	Pentair Ltd. 2012 Stock and Incentive Plan, as amended and restated

10.2	Form of Executive Officer Restricted Stock Units Grant Agreement

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